UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

ORION ENGINEERED CARBONS S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4501 Magnolia Cove Drive, Suite 106, Houston, TX	77345
(Address of principal executive offices)	(Zip Code)

(281) 318-2959

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Orion Engineered Carbons S.A. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual General Meeting”) on June 24, 2021. The Company’s shareholders approved and adopted all matters submitted to them at the Annual General Meeting, which matters are described in the Company’s proxy statement that was filed with the SEC on April 30, 2021.

The results of votes on the matters adopted by the Annual General Meeting are as follows:

1.	Election of Ms. Kerry Galvin for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
44,889,504	4,398,057	78,967	4,933,391

2.	Election of Mr. Paul Huck for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
49,222,073	136,833	7,622	4,933,391

3.	Election of Ms. Mary Lindsey for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
49,177,320	110,241	78,967	4,933,391

4.	Election of Mr. Didier Miraton for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
49,288,465	67,439	10,624	4,933,391

5.	Election of Dr. Yi Hyon Paik for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
49,245,611	110,294	10,623	4,933,391

6.	Election of Mr. Corning F. Painter for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
49,256,253	98,811	11,464	4,933,391

7.	Election of Mr. Dan F. Smith for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
48,601,118	757,531	7,879	4,933,391

8.	Election of Mr. Hans-Dietrich Winkhaus for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
49,324,697	31,404	10,428	4,933,390

9.	Election of Mr. Michel Wurth for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
49,180,713	106,851	78,964	4,933,391

10.	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2020 (Say-on-Pay vote), as disclosed in the proxy statement for the Annual General Meeting.

For	Against	Abstentions	Broker Non-Votes
48,160,102	1,026,237	180,189	4,933,391

11.	Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2021 and ending on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
47,288,588	1,898,375	179,564	4,933,392

12.	Approval of the annual accounts of the Company in accordance with Lux GAAP for the financial year that ended on December 31, 2020.

For	Against	Abstentions
53,334,678	57,168	908,069

13.	Approval of the consolidated financial statements of the Company in accordance with US GAAP for the financial year that ended on December 31, 2020.

For	Against	Abstentions
53,337,233	56,786	905,897

14.	Allocation of results, approval of the interim dividend paid by the Company from its amount available during the 2020 Financial Year of EUR 10,481,282.71 representing and paid in US Dollars in an amount of $12,044,829.40 as interim dividend.

For	Against	Abstentions
54,244,067	54,956	893

15.	Discharge of the current members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2020, including discharge from any liability in connection with the performance of their mandates, including the management of the Company’s affairs during such period.

For	Against	Abstentions	Broker Non-Votes
48,193,176	142,064	1,031,288	4,933,391

16.	Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, from any liability in connection with the performance of its mandate during the financial year that ended on December 31, 2020, including the audit of the Company’s annual accounts and consolidated financial statements for such period.

For	Against	Abstentions	Broker Non-Votes
47,934,445	499,089	932,995	4,933,390

17.	Appointment of Ernst & Young, Luxembourg, Société anonyme - Cabinet de ré-vision agréé as independent auditor of the Company for the financial year ending on December 31, 2021 for the purpose of all statutory accounts as required by Luxembourg law, including the annual accounts and consolidated financial statements of the Company.

For	Against	Abstentions
54,170,276	105,966	23,674

18.	Ratification of the appointment of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft as the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the period from January 1, 2021 until the filling of the Company’s Annual Report on Form 10-K on February 18, 2021 and Ernst & Young LLC as the Company’s independent registered public accounting firm for all matters not required by Luxembourg law effective upon the filling of the Company’s Annual Report on Form 10-K on February 18, 2021 for the fiscal year ending on December 31, 2021.

For	Against	Abstentions
54,247,352	27,687	24,877

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENGINEERED CARBONS S.A.

Date: June 24, 2021	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer